UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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Filed by a Party other than the Registrant [   ]
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to §240.14a-12
TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
1-866-362-9331
January 26, 2007
Dear Fellow Stockholder:
You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation (each a “Company” and collectively, the “Companies”) on Friday, April 13, 2007 at 9:00 a.m., Central Time, at University of Kansas, Edwards Campus, 12600 Quivira Road, Regnier Hall 165, Overland Park, KS 66213.
The matters scheduled for consideration at the meeting for each Company are the election of two directors of the Company, the grant of authority to the Company to sell its common shares for less than net asset value, subject to certain conditions, and the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2007, as more fully discussed in the enclosed proxy statement.
Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, the actual proxy for you to sign and return, and the applicable Company’s Annual Report to stockholders for the fiscal year ended November 30, 2006. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.
Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.
Sincerely, David J. Schulte CEO and President

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
ANSWERS TO SOME IMPORTANT QUESTIONS
Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A. This proxy contains three proposals for each Company: (i) the election of two directors to serve until the 2010 Annual Stockholder Meeting; (ii) the grant of authority to the Company to sell its common shares for less than net asset value, subject to certain conditions; and (iii) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm. Stockholders of the Company may also transact such other business as may properly come before the meeting.
Q. AM I ENTITLED TO VOTE ON THE ELECTION OF BOTH DIRECTORS?
A. Holders of preferred shares and holders of common shares are entitled to vote as a single class on the election of H. Kevin Birzer. Only holders of preferred shares voting as a class are entitled to vote on the election of John R. Graham.
Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A. The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.
Q. HOW CAN I VOTE?
A. You can vote by completing, signing and dating your proxy, and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.
This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-866-362-9331.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
1-866-362-9331
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of:	Tortoise Energy Infrastructure Corporation Tortoise Energy Capital Corporation Tortoise North American Energy Corporation:
NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation, each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on Friday, April 13, 2006 at 9:00 a.m. Central Time at University of Kansas, Edwards Campus, 12600 Quivira Road, Regnier Hall 165, Overland Park, KS 66213 for the following purposes:
1.	For all Companies: To elect two directors of the Company, to hold office for a term of three years and until their respective successors are duly elected and qualified;
2.	For all Companies: To grant the Company the authority to sell its common shares for less than net asset value, subject to certain conditions; and
3.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2007.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Stockholders may also transact any other business that properly comes before the meeting.
Stockholders of record as of the close of business on January 16, 2007 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).
By Order of the Board of Directors of each Company, Zachary A. Hamel Secretary
January 26, 2007
Overland Park, Kansas
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
1-866-362-9331
COMBINED PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
APRIL 13, 2007
This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on April 13, 2007. The Board of Directors of each Company has fixed the close of business on January 16, 2007 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement. This combined proxy statement and the enclosed proxy and the applicable Company’s Annual Report for the fiscal year ended November 30, 2006 are first being mailed to stockholders on or about January 26, 2007.
Each Company’s reports can be accessed through its link on its investment advisor’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).
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This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.
Proposal (For Each Company)		Class of Stockholders of Each Company Entitled to Vote
1.	To elect the following individuals as directors for a term of three years:
	H. Kevin Birzer	Common Stockholders and Preferred Stockholders, voting as a single class
	John R. Graham	Preferred Stockholders, voting as a class
2.	To grant the Company the authority to sell its common shares for less than net asset value, subject to certain conditions	Common Stockholders and Preferred Stockholders, voting as a single class
3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2007	Common Stockholders and Preferred Stockholders, voting as a single class

PROPOSAL ONE
ELECTION OF TWO DIRECTORS
The Board of Directors of each Company unanimously nominated H. Kevin Birzer and John R. Graham, following a recommendation by the Nominating and Governance Committee of each Company, for election as directors at the combined annual meeting of stockholders of the Companies. Each of these nominees is currently a director of each of the Companies, has consented to be named in this proxy statement and has agreed to serve if elected. None of the Companies has any reason to believe that either Mr. Birzer or Mr. Graham will be unavailable to serve.
The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Messrs. Birzer and Graham as directors of each Company. Currently, each Company has five directors. In accordance with each Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. With respect to each Company’s Board of Directors, the term of Conrad S. Ciccotello expires on the date of the 2008 annual meeting of stockholders of that Company, and the terms of Terry C. Matlack and Charles E. Heath expire at the 2009 annual meeting of stockholders of that Company. If Mr. Birzer and Mr. Graham are elected at the 2007 annual meeting, their terms as directors of each Company will expire on the date of the 2010 annual meeting of stockholders of that Company. Pursuant to the terms of each Company’s preferred shares, the preferred stockholders of that Company have the exclusive right to elect two directors to the Company’s Board. The Board of each Company has designated Mr. Matlack and Mr. Graham as the directors the preferred stockholders of that Company shall have the right to elect.
On this proposal, each Company’s holders of preferred shares will have the exclusive right, voting as a class, to vote on the election of Mr. Graham as director of that Company, and each Company’s holders of preferred shares and common shares will vote together as a single class on the election of Mr. Birzer as director of that Company. Stockholders do not have cumulative voting rights.
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With respect to each Company, if elected, Mr. Birzer and Mr. Graham will hold office until the 2010 annual meeting of stockholders of the Company and until their successors are duly elected and qualified. If either Mr. Birzer or Mr. Graham is unable to serve because of an event not now anticipated, the persons named as proxies may vote for one or more other persons designated by the Company’s Board of Directors.
The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex that each Board member oversees; and other public company directorships held by each Board member. The Investment Company Act of 1940, as amended (the “1940 Act”), requires the term “Fund Complex” to be defined to only include registered investment companies advised by the Company’s investment advisor, Tortoise Capital Advisors, L.L.C. (the “Advisor”), and, as a result, as of January 22, 2007 the Fund Complex included Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”). It is important to note that the Advisor also is the investment advisor to Tortoise Capital Resources Corporation (“TTO”), a fund which intends to elect to become a business development company in the first half of 2007.
NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
John R. Graham*, 61 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director of TYG since 2003; Director of each of TYY and TYN since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development and investment company and a venture capital company) and Owner of Graham Ventures (a business services and venture capital firm). Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	Three	Erie Indemnity Company; Kansas State Bank

*	Mr. Graham is also a director of TTO.
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NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer*, 47 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chairman of the Board of TYG since 2003; Director and Chairman of the Board of each of TYY and TYN since 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1990 - present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986 - 1989); and Vice President, F. Martin Koenig & Co. (1983-1986).	Three	None

*	Mr. Birzer, as a principal of the Advisor, is an “interested person” of each Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Birzer is also a director and Chairman of the Board of TTO.
REMAINING DIRECTORS WHO ARE INDEPENDENT:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Charles E. Heath*, 64 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director of TYG since 2003; Director of each of TYY and TYN since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). CFA since 1974.	Three	None
Conrad S. Ciccotello*, 46 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director of TYG since 2003; Director of each of TYY and TYN since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs, and Editor, Financial Services Review since 2001 (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University (1997-1999).	Three	None

*	Messrs. Ciccotello and Heath are also directors of TTO.
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REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Terry C. Matlack*, 50 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chief Financial Officer of each Company since its inception (TYG inception in 2003; TYY and TYN inception in 2005); Assistant Treasurer of each Company since November 2005; Treasurer of each Company from its inception to November 2005; Chief Compliance Officer of each Company from its inception through May 2006	Managing Director of the Advisor since 2002; Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- present). Formerly, President, GreenStreet Capital (1995 - 2001).	Three	None

*	Mr. Matlack, as a principal of the Advisor, is an “interested person” of each Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Matlack is also a director and officer of TTO.
Officers. Mr. Birzer is the Chairman of the Board of each Company, and Mr. Matlack is the Chief Financial Officer and Assistant Treasurer of each Company. The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following table sets forth each other officer’s name, age and address; position(s) held with each Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer; and other directorships held by each officer. Each officer serves until his successor is chosen and qualified or until his resignation or removal. As principals of the Advisor, each of the following officers are “interested persons” of each Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Additionally, each of the following officers serves as an officer of TTO.
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Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
David J. Schulte*, 45 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	President and Chief Executive Officer of each Company since its inception	Managing Director of the Advisor since 2002; Managing Director, KCEP (1993-present).	Three	None
Zachary A. Hamel*, 41 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Secretary of each Company since its inception; Senior Vice President of TYY since 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital (1997-present).	Three	None
Kenneth P. Malvey*, 41 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Treasurer of each Company since November 2005; Senior Vice President of TYY since 2005; Assistant Treasurer of each Company from its inception to November 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).	Three	None

*	Each of these officers also serves as an officer of TTO.
Committees of the Board of Directors. Each Company’s Board of Directors currently has four standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee and the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello, Graham and Heath, are the only members of each Company’s Audit Committee, Nominating and Governance Committee and Compliance Committee. Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Matlack.
•	Executive Committee. Each Company’s Executive Committee has authority to exercise the powers of the Board (i) where assembling the full Board in a timely manner is impracticable, (ii) to address emergency matters, or (iii) to address matters of an administrative or ministerial nature. Messrs. Birzer and Matlack are “interested persons” of each Company as defined by Section 2(a)(19) of the 1940 Act.
•	Audit Committee. Each Company’s Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Advisor’s website (www.tortoiseadvisors.com). The Audit Committee approves and recommends to the Board the election, retention or termination of the independent registered public accounting firm (“auditors”); approves services to be rendered by the auditors; monitors the auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.
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•	Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Advisor’s website (www.tortoiseadvisors.com). The Nominating and Governance Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating and Governance Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2008 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. Each Company’s Bylaws require all directors and nominees for directors (1) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company and (2) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, to have a certification as a public accountant in the United States, to be deemed an “audit committee financial expert” as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company. The Nominating and Governance Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications.
•	Compliance Committee. Each Company formed this committee in December 2005. Each committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.
None of the Companies currently has a standing compensation committee. None of the Companies have any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.
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The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2006 for each Company:
	TYG	TYY	TYN
Board of Directors	11	10	11
Executive Committee	1	1	2
Audit Committee	2	2	2
Nominating and Governance Committee	1	1	1
Compliance Committee	1	1	1
During the 2006 fiscal year, for each Company, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. None of the Companies has a policy with respect to Board member attendance at annual meetings. All of the directors of each Company attended the Company’s 2006 annual meeting.
Director and Officer Compensation. None of the Companies compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex during fiscal 2006 to each of the current directors for their services as a director. None of the Companies has any retirement or pension plans.
Name of Person, Position	Aggregate Compensation from Company(1)			Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
	TYG	TYY	TYN
Independent Persons
Conrad S. Ciccotello	$ 40,480	$ 28,880	$ 31,110	$ 0	$ 0	$100,470
John R. Graham	$ 36,480	$ 26,880	$ 28,110	$ 0	$ 0	$ 91,470
Charles E. Heath	$ 35,480	$ 25,880	$ 27,110	$ 0	$ 0	$ 88,470

(1)	No amounts have been deferred for any of the persons listed in the table.
(2)	Fund Complex includes the three Companies — TYG, TYY and TYN.
Required Vote. With respect to each Company, Mr. Birzer will be elected by the vote of a plurality of all common and preferred shares of the Company present at the meeting, in person or by proxy, and Mr. Graham will be elected by the vote of a plurality of all preferred shares of the Company present at the meeting, in person or by proxy. When there are two vacancies for director, as is the case for each Company, a vote by plurality means the two nominees for each Company with the highest number of affirmative votes, regardless of the votes withheld for those candidates, will be elected. Therefore, with respect to each Company, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality. With respect to each Company, each common share and each preferred share is entitled to one vote in the election of Mr. Birzer, and each preferred share is entitled to one vote in the election of Mr. Graham.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED STOCKHOLDERS OF THAT COMPANY VOTE “FOR” MR. BIRZER AS DIRECTOR AND THAT THE PREFERRED STOCKHOLDERS OF THE COMPANY VOTE “FOR” MR. GRAHAM AS A DIRECTOR.
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PROPOSAL TWO
APPROVAL TO SELL COMMON SHARES
BELOW NET ASSET VALUE
Under the 1940 Act, each Company may sell common shares in subsequent offerings and invest the proceeds from such subsequent public offerings in accordance with its investment objectives, so long as the net sale price to the Company (after deduction of underwriting fees, commissions and offering expenses) is at least equal to the net asset value per share (the “NAV”) of its common shares. Additionally, the 1940 Act permits each Company to sell its common shares below NAV with the consent of a majority of its common stockholders or under certain other circumstances. Each Company is seeking approval of this proposal so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock at a price below its then current NAV per share, subject to certain conditions discussed below. If approved for a Company, the authorization would be effective for a period expiring on the date of the Company’s 2008 Annual Meeting of Stockholders, which is expected to be held in April 2008.
The Board of Directors of each Company believes that the Company having the ability to issue its common shares below NAV in certain instances will benefit all of the Company’s stockholders. Each Company expects that it will be periodically presented with attractive opportunities to acquire securities of United States master limited partnerships (“MLPs”) (or, with respect to TYN, Canadian royalty trusts or income trusts) that require the Company to make its investment commitment quickly. Because each Company generally attempts to remain fully invested and does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it quickly raises capital. The market value of each Company’s common shares, however, may periodically fall below its NAV, which is not uncommon for closed-end funds such as the Companies. If this happens, absent the approval of this proposal, the Company will not be able to effectively access capital markets to enable it to take advantage of attractive investment opportunities. The Board of Directors of each Company has approved submitting this proposal to the Company’s stockholders for their approval.
The following table sets forth a comparison as of the last day of each Company’s fiscal quarter each Company’s NAV per share and the comparable closing price of the Company’s common stock, as reported on the New York Stock Exchange.
	TYG(1)		TYY(1)		TYN(1)
	NAV	Closing Price	NAV	Closing Price	NAV	Closing Price
November 30, 2006	$ 31.82	$ 36.13	$ 26.79	$ 26.50	$ 23.70	$ 22.38
August 31, 2006	$ 29.59	$ 30.62	$ 25.16	$ 23.60	$ 26.29	$ 23.31
May 31, 2006	$ 28.91	$ 28.75	$ 24.38	$ 22.40	$ 25.44	$ 21.90
February 28, 2006	$ 27.55	$ 29.42	$ 23.36	$ 22.90	$ 25.03	$ 22.73
November 30, 2005	$ 27.12	$ 28.72	$ 23.23	$ 22.09	$ 23.95	$ 25.00
August 31, 2005	$ 29.16	$ 32.10	$ 23.98	$ 25.12	N/A	N/A
May 31, 2005	$ 27.75	$ 28.33	$ 23.79	$ 24.69	N/A	N/A
February 28, 2005	$ 28.37	$ 29.44	N/A	N/A	N/A	N/A
November 30, 2004	$ 26.53	$ 27.06	N/A	N/A	N/A	N/A
August 31, 2004	$ 24.38	$ 25.06	N/A	N/A	N/A	N/A
May 28, 2004	$ 22.67	$ 24.20	N/A	N/A	N/A	N/A

(1)	TYG began trading on the NYSE on February 25, 2004; TYY began trading on the NYSE on May 26, 2005; and TYN began trading on the NYSE on October 27, 2005.
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Approval of this proposal for a Company would give the Company the opportunity to raise cash and purchase attractively priced securities even if the net sale price to the Company of its common shares is below NAV. None of the Companies anticipates selling common shares below NAV unless the Company has identified attractive near term investment opportunities that the directors, including a majority of disinterested directors, as defined in the 1940 Act, reasonably believe will lead to a long-term increase in stockholder distributions. The boards of each Company will evaluate whether the sale of common shares below NAV achieved the intended results. Further, to the extent a Company issues common shares below NAV in a publicly registered transaction, the market capitalization and number of publicly tradable shares of the Company will increase, thus affording all common stockholders greater liquidity. To the extent a Company issues shares below NAV in a private transaction, the per share price will be the fair market value as determined by the Company’s Board of Directors.
Upon stockholder approval, a Company will only sell common shares below NAV if all of the following conditions are met:
1. The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Company’s common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.
2. Immediately following each offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of the NAV per share of all outstanding common stock as a result of such offering. The Company will not be subject to a maximum number of shares that can be sold, a defined minimum sales price per share in any offering, or a maximum number of offerings it can make so long as for each offering the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Company’s common stock in excess of the 1% limitation described above.
3. A majority of the Company’s independent directors makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.
As discussed below under the caption “More Information About the Meeting — Investment Advisory Agreement,” with respect to each Company, the Advisor is paid a fee based upon the Company’s average monthly Managed Assets (as defined below). Therefore, the Advisor’s interest in determining whether to recommend that a Company issue common shares below NAV may conflict with the interests of the Company and its stockholders. The Advisor is controlled directly or indirectly by officers and the two interested directors of each Company, among others. For that reason, any issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.
Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing common stockholders of as much as 1%. There is a connection between common share sale price and NAV because when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Company. Common stockholders of a Company should also consider that holders of the Company’s common stock have no subscription, preferential or preemptive rights to acquire additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of a Company either do not purchase any shares in an offering conducted by the Company or do not purchase sufficient shares in the offering to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. Common stockholders should also consider the impact that issuances of shares of common stock below NAV have on each Company’s expense ratio. In general, assuming that a fund’s expenses consist of both fixed and variable costs, any time the fund issues shares the expense ratio should decrease because the fixed costs are spread over a larger amount of assets. If a Company issues shares of common stock below NAV, assuming its expenses consist of both fixed and variable costs, the Company’s expense ratio will decrease; however, it will not decrease as much as it would have had the shares been issued at NAV.
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Required Vote. For each Company, the proposal must be approved by both (a) the affirmative vote of a majority of all common stockholders of record, as of the record date, and (b) the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock, voting together as a single class. If both approvals are not obtained, the proposal will not pass.
Solely for the purpose of determining whether a majority of the number of common stockholders of record of a Company approved the proposal, the number of common shares held by any single stockholder will not be relevant. For the purpose of determining whether a majority of the number of common stockholders of record of a Company approved the proposal, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.
With respect to each Company, solely for the purposes of determining whether a majority of the votes cast by the common stockholders and preferred stockholders voting together as a single class approved this proposal, each common share and each preferred share is entitled to one vote, and abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ALLOW THE COMPANY TO SELL ITS COMMON SHARES BELOW NET ASSET VALUE.
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PROPOSAL THREE
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the independent registered certified public accountants (“independent auditors”), to audit the financial statements of the Company for the fiscal year ending November 30, 2007. E&Y’s selection was approved by each Company’s Audit Committee at a meeting held on January 16, 2007. Their selection also was ratified and approved by the vote, cast in person, of a majority of the directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards, at a meeting held on January 16, 2007.
E&Y has audited the financial statements of each Company since prior to the Company’s commencement of business (TYG in February 2004; TYY in May 2005; and TYN in October 2005) and does not have any direct financial interest or any material indirect financial interest in any of the Companies. A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. Each Company’s Audit Committee meets twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote. E&Y will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock, voting together as a single class. With respect to each Company, each common share and each preferred share is entitled to one vote on this proposal. For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
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AUDIT COMMITTEE REPORT
The Audit Committee of each Company reviews the Company’s annual financial statements with both management and the independent auditors.
The Audit Committee of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. Each Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2006 with management. Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors provided to each Company’s Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and each Company’s Audit Committee discussed with representatives of the independent auditors their firm’s independence with respect to that Company.
With respect to each Company, based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.
The Audit Committee of each Company Conrad S. Ciccotello (Chairman) Charles E. Heath John R. Graham
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On January 16, 2007, each Company’s Audit Committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2007. E&Y is registered with the Public Company Accounting Oversight Board.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2006 and 2005 by E&Y, respectively:
	TYG		TYY		TYN
	2006	2005	2006	2005(1)	2006	2005(2)
Audit Fees[3]	$160,000	$237,000	$144,000	$102,000	$137,000	$73,000
Audit-Related Fees[4]	$17,000	$39,000	$36,000	$8,000	$35,000	—
Tax Fees[5]	$81,000	$47,000	$42,000	$8,000	$43,000	$15,000
All Other Fees	—	—	—	—	—	—
Aggregate Non-Audit Fees	$98,000	$86,000	$78,000	$16,000	$78,000	$15,000

(1)	Period from March 4, 2005 to November 30, 2005. TYY was formed on March 4, 2005, and thus did not pay E&Y any fees prior to that date.
(2)	Period from January 13, 2005 to November 30, 2005. TYN was formed on January 13, 2005, and thus did not pay E&Y any fees prior to that date.
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(3)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.
(4)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.
(5)	For professional services for tax compliance, tax advice and tax planning.
The Audit Committee of each Company adopted pre-approval polices and procedures (TYG on July 15, 2004; TYY on April 15, 2005; and TYN on January 19, 2005). Under these policies and procedures, the Audit Committee of each Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Company, the Chairman of the Audit Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full Audit Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.
In addition, in 2006 the Advisor paid E&Y fees in the amount of $20,500 in connection with determining the Advisor’s compliance with AIMR-PPS® standards in 2005 and 2004, but did not pay E&Y any fees for non-audit services in 2005. In addition, in January 2007, the Advisor paid E&Y fees in the amount of $10,000 for general tax consultation in 2006. These non-audit services were preapproved by each Company’s audit committee. No entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, has paid to E&Y or been billed for fees by E&Y for non-audit services rendered to the Advisor or such entity during the fiscal years ended November 30, 2005 and November 30, 2006.
The Audit Committee of each Company has considered whether E&Y’s provision of services (other than audit services) to the Company, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.
OTHER MATTERS
The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
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MORE INFORMATION ABOUT THE MEETING
Stockholders. At the record date, each Company had the following number of shares issued and outstanding:
	Common Shares	Preferred Shares
TYG	18,232,065	2,800
TYY	16,013,802	2,800
TYN	4,612,640	600
At December 31, 2006, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company and in all Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex and TTO, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.
Director	Aggregate Dollar Range of Holdings in the Company(1)			Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex(2)
	TYG	TYY	TYN
Interested Persons
H. Kevin Birzer	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Persons
Conrad S. Ciccotello	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
John R. Graham	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000
Charles E. Heath	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 29, 2006.
(2)	Includes TYG, TYY and TYN. Amounts based on the closing price of each Company’s common shares on the New York Stock Exchange on December 29, 2006.
The following table sets forth the securities of TTO owned beneficially by the Company’s directors who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act, as of December 31, 2006. The Advisor also serves as the investment advisor to TTO.
Name of Director	Title of Class	Value of Securities(1)	Percent of Class(2)
Conrad S. Ciccotello(3)	Common Shares	$13,700	0.04
John R. Graham(4)	Common Shares	$54,800	0.16
Charles E. Heath(5)	Common Shares	$41,100	0.12

(1)	The value of the securities is determined by reference to TTO’s most recently calculated NAV (November 30, 2006) and includes the net value of all warrants to purchase common shares of TTO (“Warrants”) held by such director because all such Warrants are assumed to be exercisable within 60 days of the date hereof.
(2)	The percentage of class is determined by including all shares the director could purchase if the director exercised all Warrants the director holds, but not including the number of shares which could be purchased by all other holders of Warrants if they exercised such Warrants.
(3)	Mr. Ciccotello holds these shares jointly with his wife, Elizabeth Ciccotello.
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(4)	These shares are held of record by the John R. Graham Trust U/A 1/3/92, John R. Graham, Trustee.
(5)	These shares are held of record by the Charles E. Heath Trust No.1 U/A 2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.
At December 31, 2006, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common stock of each Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.
Directors and Officers	Number of Common Shares						% of Outstanding Shares
	TYG		TYY		TYN		TYG	TYY	TYN
Independent Directors
Conrad S. Ciccotello	2,229.29		1,089.18		1,078.45		*	*	*
John R. Graham	10,347.05	(1)	4,182.85	(2)	1,056.89	(3)	*	*	*
Charles E. Heath	8,000.00	(4)	6,300.00	(5)	1,000.00	(6)	*	*	*
Interested Directors and Officers
H. Kevin Birzer	32,082.32	(7)	12,177.58	(8)	3,853.62	(9)	*	*	*
Terry C. Matlack	8,468.46	(10)	7,222.30	(11)	7,998.80	(12)	*	*	*
David J. Schulte	3,753.48	(13)	1,280.64		3,556.89	(14)	*	*	*
Zachary A. Hamel	4,823.40	(15)	2,817.09	(16)	1,000.00	(17)	*	*	*
Kenneth P. Malvey	7,766.37	(18)	687.56		443.90		*	*	*
Directors and Officers as a Group	77,470.37		35,757.20		19,988.55		*	*	*

*	Indicates less than 1%.
(1)	Includes 3,000 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 4,000 shares held by Master Teachers Employee Benefit Pension Trust, of which Mr. Graham is the sole trustee and for which he disclaims beneficial ownership.
(2)	Includes 1,091.36 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(3)	All shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(4)	All shares held by the Charles E. Heath Trust, of which Mr. Heath is a trustee.
(5)	Includes 4,300 shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(6)	All shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee.
(7)	Includes 23,314.35 shares Mr. Birzer holds jointly with his wife and 1,330.08 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(8)	Includes 11,522.75 shares Mr. Birzer holds jointly with his wife and 654.82 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(9)	Includes 3,219.48 shares Mr. Birzer owns jointly with his wife and 634.14 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(10)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(11)	Includes 6,802.34 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(12)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(13)	Excludes 695.24 shares held by Mr. Schulte’s former spouse and 671.97 shares held by Mr. Schulte’s children in accounts over which Mr. Schulte has no voting or investment power. Mr. Schulte disclaims beneficial ownership of these shares.
(14)	Excludes 306 shares held by Mr. Schulte’s children in accounts over which Mr. Schulte has no voting or investment power. Mr. Schulte disclaims beneficial ownership of these shares.
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(15)	Includes 1,122 shares Mr. Hamel holds jointly with his wife; 500 shares held by Mr. Hamel’s wife and 220 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(16)	Includes 667 shares Mr. Hamel holds jointly with his wife; 500 shares held by Mr. Hamel’s wife and 150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(17)	All shares are held jointly by Mr. Hamel and his wife.
(18)	Includes 811.31 shares Mr. Malvey holds jointly with his wife; 2,071.58 shares held by Mr. Malvey’s wife and 118.39 shares held by his child in an account for which he is the custodian.
At December 31, 2006, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TYG. The table below indicates the persons known to TYY and TYN to own 5% or more of their respective common shares as of December 31, 2006. The beneficial owner listed below has sole power to vote and dispose of the shares.
Name and Address	Number of TYY Common Shares	%	Number of TYN Common Shares	%
State Teachers Retirement System of Ohio 275 East Broad Street Columbus, Ohio 43215-3771	1,230,000	7.7	335,000	7.3
Investment Advisory Agreement. Tortoise Capital Advisors, LLC (the “Advisor”) is each Company’s investment advisor. The Advisor’s address is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Fountain Capital and KCEP control the Advisor through their equity ownership and management rights in the Advisor. As of December 31, 2006, the Advisor had approximately $2.2 billion of client assets under management. The Advisor may be contacted at the address listed on the first page of this proxy statement.
Pursuant to the terms of an Advisory Agreement between TYG and the Advisor, dated February 23, 2004 (the “TYG Advisory Agreement”), TYG pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets. The Advisor contractually agreed to waive or reimburse TYG for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of the average monthly Managed Assets through February 28, 2006 and 0.10% of the average monthly Managed Assets through February 28, 2009. The Advisor does not have the right to recoup any fees waived or reimbursed by the Advisor. In its last fiscal year, TYG incurred $6,253,972 in net fees due to the Advisor under the TYG Advisory Agreement.
Pursuant to the terms of an Advisory Agreement between TYY and the Advisor, dated May 1, 2005 (the “TYY Advisory Agreement”), TYY paid to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.90% of the Company’s average monthly Managed Assets until May 31, 2006. Since June 1, 2006, TYY pays to the Advisor a fee equal on an annual basis to 0.95% annually of TYY’s average monthly Managed Assets for such services. In its last fiscal year, TYY incurred $5,510,366 in fees due to the Advisor under the TYY Advisory Agreement.
Pursuant to the terms of an Advisory Agreement between TYN and the Advisor, dated October 31, 2005 (the “TYN Advisory Agreement”), TYN pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 1.00% of TYN’s average monthly Managed Assets. The Advisor contractually agreed to waive or reimburse TYN for fees and expenses, including the investment advisory fee and expenses in an amount equal on an annual basis to 0.25% of the average monthly Managed Assets through October 31, 2006. For the period from November 1, 2006 through December 31, 2007, the Advisor has contractually agreed to waive a portion of the fee equal to 0.20% of the average monthly Managed Assets. In its last fiscal year, TYN incurred $1,137,550 in net fees due to the Advisor under the TYN Advisory Agreement.
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With respect to each Company, “Managed Assets” means the total assets of the Company (including any assets attributable to leverage) minus accrued liabilities other than (1) deferred taxes or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.
The Advisor is controlled directly or indirectly by David J. Schulte, CEO and President of each Company; Terry Matlack, a director and the Chief Financial Officer and Assistant Treasurer of each Company; H. Kevin Birzer, director and Chairman of the Board of each Company, Zachary A. Hamel, Secretary of each Company and Senior Vice President of TYY, and Kenneth P. Malvey, Treasurer of each Company and Senior Vice President of TYY, among others.
How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
How To Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.
Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Advisor, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not anticipated to exceed $35,000. None of the Companies will pay any representatives of the Company or the Advisor any additional compensation for their efforts to supplement proxy solicitation.
Revoking a Proxy. With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.
Quorum. With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.
With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.
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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Advisor, affiliated persons of the Advisor and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Company, each Company believes that its directors and officers, the Advisor and affiliated persons of the Advisor have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that Mr. David Schulte did not timely report the sale of 0.7 shares of TYG in January 2006. Mr. Schulte reported this sale on a Form 4 filed on August 11, 2006. To the knowledge of management of each Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities.
ADMINISTRATOR
TYG and TYY have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.
TYN has entered into an administration agreement with SEI Investments Mutual Funds Services, whose principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.
STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of each Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Secretary will forward any communications received directly to the Board of Directors.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2008 ANNUAL MEETING
Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, not later than 5:00 p.m., Central Time on September 28, 2007. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, no earlier than September 28, 2007 nor later than 5:00 p.m. Central Time on October 28, 2007. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.
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These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.
By Order of the Board of Directors Zachary A. Hamel Secretary
January 26, 2007
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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
[Tortoise Logo]
Proxy — Tortoise Energy Capital Corporation
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – APRIL 13, 2007
The undersigned holder of common shares appoints David J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on April 13, 2007 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.
A.	Election of Directors — The Board of Directors recommends a vote “FOR” the Nominee below.
1.	Nominee:	For	Withhold
	01 - H. Kevin Birzer	[ ]	[ ]
B.	Issues — The Board of Directors recommends a vote “FOR” the Proposal and Ratification below.
2.	Approval of the Company’s sale of common shares below Net Asset Value (“NAV”) subject to all of the following conditions being met: (1) the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Company’s common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering; (2) immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of the NAV per share of all outstanding common stock; and (3) a majority of the Company’s independent directors makes a determination, based on information and a recommendation from the Company’s investment advisor, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.
For	Against	Abstain
[ ]	[ ]	[ ]
3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2007:
For	Against	Abstain
[ ]	[ ]	[ ]
C.	Non-Voting Issues
Change of Name or Address – Please print new information below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐
D.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
[Tortoise Logo]
Proxy — Tortoise Energy Capital Corporation
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – APRIL 13, 2007
The undersigned holder of preferred shares appoints David J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on April 13, 2007 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.
A.	Election of Directors — The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominees:	For	Withhold
	01 - H. Kevin Birzer	[ ]	[ ]
	02 - John R. Graham	[ ]	[ ]
B.	Issues — The Board of Directors recommends a vote “FOR” the Proposal and Ratification below.
2.	Approval of the Company’s sale of common shares below Net Asset Value (“NAV”) subject to all of the following conditions being met: (1) the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Company’s common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering; (2) immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of the NAV per share of all outstanding common stock; and (3) a majority of the Company’s independent directors makes a determination, based on information and a recommendation from the Company’s investment advisor, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.
For	Against	Abstain
[ ]	[ ]	[ ]
3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2007:
For	Against	Abstain
[ ]	[ ]	[ ]
C.	Non-Voting Issues
Change of Name or Address – Please print new information below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐
D.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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